MML SERIES INVESTMENT FUND II
MML Managed Bond Fund
Supplement dated February 1, 2025 to the
Prospectus dated May 1, 2024 and the
Summary Prospectus dated May 1, 2024
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective February 1, 2025, the information for Yulia Alekseeva found under the heading Portfolio Manager(s) in the section titled Management (page 68 of the Prospectus) is hereby deleted.
Effective February 1, 2025, the following information supplements the information found under the heading Portfolio Manager(s) in the section titled Management (page 68 of the Prospectus):
Rishi Kapur, CFA is a Managing Director and portfolio manager for Barings’ Private Placements and Asset-Based Finance Group. He has managed the Fund since February 2025.
Effective February 1, 2025, the information for Yulia Alekseeva found under Barings LLC under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 118 of the Prospectus is hereby deleted.
Effective February 1, 2025, the following information supplements the information for Barings LLC under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 118 of the Prospectus:
Rishi Kapur, CFA
is a Managing Director and portfolio manager for Barings’ Private Placements and Asset-Based Finance Group. Mr. Kapur shares primary responsibility for the day-to-day management of the MML Inflation-Protected and Income Fund, the MML Managed Bond Fund, and the MML Short-Duration Bond Fund. Mr. Kapur is also the Head of Barings’ Securitized Trading for Global Public Securitized Products and is responsible for trading and developing portfolio strategy across ABS and CMBS sectors. He has worked in the industry since 1997. Prior to joining Barings in 2001, Mr. Kapur was an Audit Consultant at MassMutual’s Corporate Auditing Department and was associated with Conning and Company as an Equity Analyst.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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